                            METROPOLITAN SERIES FUND

           SUB-ITEM 77O TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

THIRD QUARTER 2012

NAME OF PORTFOLIO: BlackRock Bond Income Portfolio
ISSUER: Burlington Northern Santa Fe LLC (CUSIP 12189LAK7)
BROKER: Goldman Sachs & Co.
UNDERWRITER(S): Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Merrill
                Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; The Williams Capital Group, L.P.
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 08/16/12
DATE OF OFFERING: 08/16/12
AMOUNT OF PURCHASE: Portfolio $2,828,000                 Sub-Adviser $55,000,000
AMOUNT OF OFFERING: $650,000,000
PURCHASE PRICE: $98.616
COMMISSION OR SPREAD: 0.875%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: Burlington Northern Santa Fe LLC (CUSIP 12189LAK7)
BROKER: Goldman Sachs & Co.
UNDERWRITER(S): Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Merrill
                Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; The Williams Capital Group, L.P.
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 08/16/12
DATE OF OFFERING: 08/16/12
AMOUNT OF PURCHASE: Portfolio $348,000                   Sub-Adviser $55,000,000
AMOUNT OF OFFERING: $650,000,000
PURCHASE PRICE: $98.616
COMMISSION OR SPREAD: 0.875%

NAME OF PORTFOLIO: BlackRock Bond Income Portfolio
ISSUER: Burlington Northern Santa Fe LLC (CUSIP 12189LAL5)
BROKER: Merrill Lynch, Pierce Fenner & Smith Inc.
UNDERWRITER(S): Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Merrill
                Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; The Williams Capital Group, L.P.
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 08/16/12
DATE OF OFFERING: 08/16/12
AMOUNT OF PURCHASE: Portfolio $1,390,000                 Sub-Adviser $30,000,000
AMOUNT OF OFFERING: $600,000,000
PURCHASE PRICE: $99.58
COMMISSION OR SPREAD: 0.450%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: Burlington Northern Santa Fe LLC (CUSIP 12189LAL5)
BROKER: Merrill Lynch, Pierce Fenner & Smith Inc.
UNDERWRITER(S): Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Merrill
                Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; The Williams Capital Group, L.P.
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 08/16/12
DATE OF OFFERING: 08/16/12
AMOUNT OF PURCHASE: Portfolio $170,000                   Sub-Adviser $30,000,000
AMOUNT OF OFFERING: $600,000,000
PURCHASE PRICE: $99.58
COMMISSION OR SPREAD: 0.450%

NAME OF PORTFOLIO: BlackRock Bond Income Portfolio
ISSUER: WellPoint Inc.
BROKER: Citigroup Global Markets Inc.
UNDERWRITER(S): Credit Suisse Securities (USA) LLC; Citigroup Global Markets
                Inc.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; UBS Securities LLC; Wells Fargo Securities, LLC; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; J.P. Morgan Securities LLC; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BNY Mellon Capital Markets, LLC; Fifth Third Securities, Inc.; The Huntington Investment Company; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; PNC Capital Markets LLC; SMBC Nikko Capital Markets Limited
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 09/05/12
DATE OF OFFERING: 09/05/12
AMOUNT OF PURCHASE: Portfolio $778,000                   Sub-Adviser $50,000,000
AMOUNT OF OFFERING: $1,000,000,000
PURCHASE PRICE: $99.663
COMMISSION OR SPREAD: 0.650%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: WellPoint Inc.
BROKER: Citigroup Global Markets Inc.
UNDERWRITER(S): Credit Suisse Securities (USA) LLC; Citigroup Global Markets
                Inc.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; UBS Securities LLC; Wells Fargo Securities, LLC; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; J.P. Morgan Securities LLC; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BNY Mellon Capital Markets, LLC; Fifth Third Securities, Inc.; The Huntington Investment Company; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; PNC Capital Markets LLC; SMBC Nikko Capital Markets Limited
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 09/05/12
DATE OF OFFERING: 09/05/12
AMOUNT OF PURCHASE: Portfolio $95,000                    Sub-Adviser $50,000,000
AMOUNT OF OFFERING: $1,000,000,000
PURCHASE PRICE: $99.663
COMMISSION OR SPREAD: 0.650%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: American International Group Inc.
BROKER: Deutsche Bank Securities Inc.
UNDERWRITER(S): Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
                Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Barclays Capital Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Credit Suisse Securities (USA) LLC; NBP Paribas Securities Corp.; HSBC Securities (USA) Inc.; Piper Jaffray & Co.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Standard Chartered Bank; The Williams Capital Group, L.P.; CastleOak Securities, L.P.; Drexel Hamilton, LLC; ING Financial Markets LLC; Lebenthal & Co., LLC; Loop Capital Markets LLC; Macquarie Capital (USA) Inc.; Mizuho Securities USA Inc.; Natixis Securities Americas LLC; Nomura Securities International, Inc.; PNC Capital Markets LLC; Raymond James & Associates, Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Capital Markets Limited; UniCredit Capital Markets LLC; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Dowling & Partners Securities, LLC; Keefe Bruyette & Woods, Inc.; MFR Securities, Inc.; Mischler Financial Group, Inc.; Muriel Siebert & Co., Inc.; Sanford C. Bernstein & Co., LLC; Sterne, Agee & Leach, Inc.; Stifel, Nicolaus & Company, Incorporated; Toussaint Capital Partners, LLC; Blaylock Robert Van, LLC; Atlantic Equities LLC
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 09/11/12
DATE OF OFFERING: 09/11/12
AMOUNT OF PURCHASE: Portfolio 106,900 shares        Sub-Adviser 6,500,000 shares
AMOUNT OF OFFERING: 553,846,153 shares
PURCHASE PRICE: $32.50
COMMISSION OR SPREAD: $0.121875 / share

NAME OF PORTFOLIO: BlackRock Large Cap Value Portfolio
ISSUER: American International Group Inc.
BROKER: Deutsche Bank Securities Inc.
UNDERWRITER(S): Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
                Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Merrill
                Lynch, Pierce, Fenner & Smith Inc.; Barclays Capital Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Credit Suisse Securities (USA) LLC; NBP Paribas Securities Corp.; HSBC Securities (USA) Inc.; Piper Jaffray & Co.; RBS Securities
                Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Standard Chartered Bank; The Williams Capital Group, L.P.; CastleOak Securities, L.P.; Drexel Hamilton, LLC; ING Financial Markets LLC; Lebenthal & Co., LLC; Loop Capital Markets LLC; Macquarie Capital (USA) Inc.; Mizuho Securities
                USA Inc.; Natixis Securities Americas LLC; Nomura Securities International, Inc.; PNC Capital Markets LLC; Raymond James & Associates, Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Capital Markets Limited; UniCredit Capital Markets LLC; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Dowling & Partners Securities, LLC; Keefe Bruyette & Woods, Inc.; MFR Securities, Inc.; Mischler
                Financial Group, Inc.; Muriel Siebert & Co., Inc.; Sanford C. Bernstein & Co., LLC; Sterne, Agee & Leach, Inc.; Stifel, Nicolaus & Company, Incorporated; Toussaint Capital Partners, LLC; Blaylock Robert Van, LLC; Atlantic Equities LLC
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 09/11/12
DATE OF OFFERING: 09/11/12
AMOUNT OF PURCHASE: Portfolio 251,100 shares        Sub-Adviser 6,500,000 shares
AMOUNT OF OFFERING: 553,846,153 shares
PURCHASE PRICE: $32.50
COMMISSION OR SPREAD: $0.121875 / share

FOURTH QUARTER 2012

NAME OF PORTFOLIO: BlackRock Bond Income Portfolio
ISSUER: UnitedHealth Group Inc
BROKER: J.P. Morgan Securities, LLC

UNDERWRITER(S): J.P. Morgan Securities LLC; Goldman, Sachs & Co.; Merrill
                Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley &
                Co. LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; RBS Securities Inc.; U.S. Bancorp Investments, Inc.; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BMO Capital Markets Corp.; Credit Suisse Securities (USA) LLC;
                Fifth Third Securities, Inc.; KeyBanc Capital Markets Inc.;
                Loop Capital Markets LLC; PNC Capital Markets LLC
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 10/17/12
DATE OF OFFERING: 10/17/12
AMOUNT OF PURCHASE: Portfolio $75,000                    Sub-Adviser $20,000,000
AMOUNT OF OFFERING: $625,000,000
PURCHASE PRICE: $99.842
COMMISSION OR SPREAD: 0.450%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: UnitedHealth Group Inc
BROKER: J.P. Morgan Securities, LLC
UNDERWRITER(S): J.P. Morgan Securities LLC; Goldman, Sachs & Co.; Merrill
                Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley &
                Co. LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; RBS Securities Inc.; U.S. Bancorp Investments, Inc.; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BMO Capital Markets Corp.; Credit Suisse Securities (USA) LLC;
                Fifth Third Securities, Inc.; KeyBanc Capital Markets Inc.;
                Loop Capital Markets LLC; PNC Capital Markets LLC
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 10/17/12
DATE OF OFFERING: 10/17/12
AMOUNT OF PURCHASE: Portfolio $640,000                   Sub-Adviser $20,000,000
AMOUNT OF OFFERING: $625,000,000
PURCHASE PRICE: $99.842
COMMISSION OR SPREAD: 0.450%

NAME OF PORTFOLIO: BlackRock Bond Income Portfolio
ISSUER: CC Holdings GS V LLC
BROKER: Merrill Lynch, Pierce Fenner & Smith Inc.
UNDERWRITER(S): Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays
                Capital Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Credit Agricole Securities (USA) Inc.; RBC Capital
                Markets, LLC; RBS Securities Inc.; SunTrust Robinson Humphrey, Inc.; TD Securities (USA) LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; SMBC Nikko Capital Markets Limited
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 12/11/12
DATE OF OFFERING: 12/11/12
AMOUNT OF PURCHASE: Portfolio $253,000                   Sub-Adviser $47,000,000
AMOUNT OF OFFERING: $1,000,000,000
PURCHASE PRICE: $100.00
COMMISSION OR SPREAD: 1.00%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: CC Holdings GS V LLC
BROKER: Merrill Lynch, Pierce Fenner & Smith Inc.
UNDERWRITER(S): Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays
                Capital Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Credit Agricole Securities (USA) Inc.; RBC Capital
                Markets, LLC; RBS Securities Inc.; SunTrust Robinson Humphrey, Inc.; TD Securities (USA) LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; SMBC Nikko Capital Markets Limited
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 12/11/12
DATE OF OFFERING: 12/11/12
AMOUNT OF PURCHASE: Portfolio $2,137,000                 Sub-Adviser $47,000,000
AMOUNT OF OFFERING: $1,000,000,000
PURCHASE PRICE: $100.00
COMMISSION OR SPREAD: 1.00%

NAME OF PORTFOLIO: BlackRock Bond Income Portfolio
ISSUER: TEVA Pharmaceutical Finance Company
BROKER: Barclays Capital Inc.
UNDERWRITER(S): Credit Suisse Securities (USA) LLC; Citigroup Global Markets
                Inc.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; UBS Securities LLC; Wells Fargo Securities, LLC; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; J.P. Morgan Securities LLC; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BNY Mellon Capital Markets, LLC; Fifth Third Securities, Inc.; The Huntington Investment Company; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; PNC Capital Markets LLC; SMBC Nikko Capital Markets Limited
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 12/13/12
DATE OF OFFERING: 12/13/12
AMOUNT OF PURCHASE: Portfolio $799,000                  Sub-Adviser $103,200,000
AMOUNT OF OFFERING: $1,300,000,000
PURCHASE PRICE: $99.802
COMMISSION OR SPREAD: 0.450%

NAME OF PORTFOLIO: BlackRock Diversified Portfolio
ISSUER: TEVA Pharmaceutical Finance Company
BROKER: Barclays Capital Inc.
UNDERWRITER(S): Credit Suisse Securities (USA) LLC; Citigroup Global Markets
                Inc.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; UBS Securities LLC; Wells Fargo Securities, LLC; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; J.P. Morgan Securities LLC; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BNY Mellon Capital Markets, LLC; Fifth Third Securities, Inc.; The Huntington Investment Company; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; PNC Capital Markets LLC; SMBC Nikko Capital Markets Limited
AFFILIATED UNDERWRITER IN THE SYNDICATE: PNC Capital Markets LLC
DATE OF PURCHASE: 12/13/12
DATE OF OFFERING: 12/13/12
AMOUNT OF PURCHASE: Portfolio $6,751,000                Sub-Adviser $103,200,000
AMOUNT OF OFFERING: $1,300,000,000
PURCHASE PRICE: $99.802
COMMISSION OR SPREAD: 0.450%

[X] The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

[X] The purchase price did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth day before termination, if a rights offering).

[X]   The underwriting was a firm commitment.

[X] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

[X] IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization or if the issuer of the municipal securities or entity supplying the revenues from which the issues is to be paid has been in continuous operation for less than three years (including any predecessors), it has received one of the three highest ratings from at least one such rating service.

[X] The amount of the securities purchased by all of the funds and discretionary accounts advised by the same investment adviser or subadviser did not exceed 25% of the principal amount of the offering.

[X] The Portfolio did not purchase the securities directly or indirectly from an officer, director, member of an advisory board or employee of the Fund or investment adviser or subadviser of the Portfolio or affiliated person thereof.